EXHIBIT 99.2
PRESS RELEASE
Source: Steel Partners Holdings L.P.

Steel Partners Holdings Releases Annual Letter from Executive Chairman Warren Lichtenstein

NEW YORK, N.Y. - April 27, 2021 - Steel Partners Holdings L.P. (NYSE: SPLP), a diversified global holding company, today released its annual letter from the Company's Executive Chairman, Warren Lichtenstein. The letter can be accessed at https://ir.steelpartners.com/static-files/cf744e81-03da-4833-b7bb-357f56fab5a2. The annual letter includes reviews of the Company's 2020 financial results, provides highlights and updates from the Company's holdings, and discusses the philosophy and strategy going forward.

About Steel Partners Holdings L.P.

Steel Partners Holdings L.P. (www.steelpartners.com) is a diversified global holding company that owns and operates businesses and has significant interests in leading companies in various industries, including diversified industrial products, energy, defense, supply chain management and logistics, banking and youth sports.

Forward-Looking Statements

This press release and the annual letter contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect SPLP's current expectations and projections about its future results, performance, prospects and opportunities. SPLP identifies these forward-looking statements by using words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate," and similar expressions. These forward-looking statements are only predictions based upon the Company's current expectations and projections about future events, and are based on information currently available to the Company and are subject to risks, uncertainties, and other factors that could cause its actual results, performance, prospects, or opportunities in 2021 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These factors include, without limitation: the adverse effect of COVID-19 on business, results of operations, financial condition, and cash flows; the material weakness identified in our internal control over financial reporting; the continued volatility of crude oil and commodity prices; our subsidiaries' sponsor defined benefit pension plans, which could subject the Company to substantial future cash flow requirements; significant costs as a result of complying with environmental laws and regulations, including those related to restrictions on greenhouse gas emissions, and other extensive requirements to which the Company is subject; risks associated with our wholly-owned subsidiary, WebBank, as a result of its Federal Deposit Insurance Corporation status, highly-regulated lending programs, and capital requirements; the ability to meet obligations under the Company's senior credit facility through future cash flows or financings; the risk of management diversion, increased costs and expenses, and impact on profitability in connection with the Company's acquisitions; the impact of losses in the Company's investment portfolio; the effects of rising interest rates on the Company's investments and the phase-out of LIBOR on the interest rates of our credit facilities; our ability to protect our intellectual property rights and obtain or retain licenses to use others' intellectual property on which the Company relies; our exposure to risks inherent to conducting business outside of the U.S.; the adverse impact of litigation or compliance failures on the Company's profitability; a significant disruption in, or breach in security of, our technology systems; labor disputes, the loss of essential employees, and our ability to recruit and retain experienced personnel, including key members of our management team; economic downturns; the rights of unitholders with respect to voting and maintaining actions against us or our affiliates; the impact to the development of an active market for our units due to transfer restrictions in the Company's Partnership Agreement; the possible volatility of our common or preferred unit trading prices; and other risks detailed from time to time in filings we make with the SEC. These statements involve significant risks and uncertainties, and no assurance can be given that the actual results will be consistent with these forward-looking statements. Investors should read carefully the factors described in the "Risk Factors" section of the Company's filings with the SEC, including the Company's Form 10-K for the year ended December 31, 2020, for information regarding risk factors that could affect the Company's results. Any forward-looking statement made in this press release or the annual letter speaks only as of the date hereof, and investors should not rely upon forward-looking statements as predictions of future events. Except as otherwise required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason.

Investor contact:
Jennifer Golembeske
212-520-2300
jgolembeske@steelpartners.com